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                                                                    EXHIBIT 10.8



                                 AUDIONET, INC.

                             1996 STOCK OPTION PLAN

                  (AMENDED AND RESTATED AS OF FEBRUARY 1, 1997)


                                    ARTICLE I

                                   DEFINITIONS

         1.01 Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Commission" shall mean the Securities and Exchange Commission.

                  (c) "Committee" shall mean the committee appointed by the Board to administer the Plan and consisting of two Board members, each of whom, during such time as one or more Eligible Persons may be subject to Section l6 of the Exchange Act, shall be disinterested within the meaning of Rule 16b-3 under the Exchange Act; provided however, that the number of members of the Committee may be reduced or increased from time to time by the Board to the number required or allowed by Rule 16b-3 under the Exchange Act, as then in effect.

                  (d) "Common Stock" shall mean the Common Stock, $0.01 par value, of the Company.

                  (e) "Company" shall mean AudioNet, Inc., a Delaware corporation, and, when appropriate in context, its subsidiaries and/or affiliates.

                  (f) "Eligible Person" shall mean any officer, employee, or consultant of the Company (as determined by the Committee) other than non-employee directors of the Company and members of the Committee; provided, however, that an Eligible Person may be a member of the Committee until such time as the Common Stock becomes registered pursuant to Section 12 of the Exchange Act.

                  (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (h) "Fair Market Value" of a share of the Common Stock as of a particular date shall be: (i) if the stock is listed on an established stock exchange or exchanges, the mean between the highest and lowest sale prices of the stock quoted for such date in the Transactions Index of each such exchange as averaged with such mean price as reported on any and all other


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exchanges, as published in "The Wall Street Journal" and determined by the
Committee, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted, provided that the mean on such preceding date is not less than 100% of the fair market value of the stock on the date the Option is granted; or (ii) if the stock is not then listed on an exchange, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on the Nasdaq system on such date; or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Committee. The fair market value of rights or property other than stock shall be determined by the Committee on the basis of such factors as it may deem appropriate.

                  (i) "Incentive Stock Option" shall mean an option to purchase Common Stock granted under this Plan that qualifies as an incentive stock option under Section 422 of the Internal Revenue Code.

                  (j) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (k) "Just Cause Dismissal" shall mean a termination of a Participant's employment for any of the following reasons: (i) the Participant violates any reasonable rule or regulation of the Board or the Participant's superiors or the Chief Executive Officer or President of the Company that results in damage to the Company or which the Participant fails to correct within a reasonable time after written notice; (ii) any willful misconduct or gross negligence by the Participant in the responsibilities assigned to him or her; (iii) any willful failure to perform his or her job as required to meet Company objectives; (iv) any wrongful conduct of a Participant which has an adverse impact on the Company or which constitutes a misappropriation of Company assets; (v) the Participant's performing services for any other person or entity which competes with the Company while he or she is employed by the Company, without the written approval of the Chief Executive Officer or President of the Company; or (vi) any other conduct that the Board or Committee determines constitutes Just Cause for Dismissal.

                  (l) "Nonqualified Stock Option" shall mean an option to purchase Common Stock granted under this Plan that is not an Incentive Stock Option.

                  (m) "Option" shall mean an option to purchase Common Stock granted under this Plan, and can be an Incentive Stock Option or a Nonqualified Stock Option.

                  (n) "Parent" means a "parent corporation" as that term is defined in Section 424(e) of the Internal Revenue Code.

                  (o) "Participant" shall mean an Eligible Person who has been granted an Option.

                  (p) "Permanent Disability" shall mean that the Participant becomes physically or mentally incapacitated or disabled so that he or she is unable to perform substantially the same services as he or she performed prior to incurring such incapacity or disability (the Company, at


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its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Participant), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Committee with respect to any Option, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 3.07(b)(ii) hereof, Permanent Disability shall mean "permanent and total disability" as defined in Section 22(e) of the Internal Revenue Code.

                  (q) "Plan" shall mean this Cameron Audio Networks, Inc. 1996 Stock Option Plan.

                  (r) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

                  (s) "Subsidiary" means a "subsidiary corporation" as that term is defined in Section 424(f) of the Internal Revenue Code.

                                   ARTICLE II

                                     GENERAL

         2.01 Adoption. This Plan has been adopted by the Board and approved by the shareholders of the Company and is effective as of May 15, 1996.

         2.02 Purpose. The Plan is designed to promote the interests of the Company and its shareholders by using investment interests in the Company to attract and retain key personnel and to encourage and reward their contributions to the performance of the Company.

         2.03 Administration. The Plan shall be administered by the Committee, which, subject to the express provisions of the Plan, shall have the power to construe the Plan and any agreements or memoranda defining the rights and obligations of the Company and Participants thereunder, to determine all questions arising thereunder, to adopt and amend such rules and regulations for the administration thereof as it may deem desirable, and otherwise to carry out the terms of the Plan and such agreements and confirming memoranda. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under the Plan shall be final. Any action taken by, or inaction of, the Committee relating to this Plan or Options shall be within the absolute discretion of the Committee and shall be conclusive and binding upon all persons. No member of the Committee shall be liable for any such action or inaction except in circumstances involving bad faith of himself or herself. Subject only to compliance with the express provisions hereof, the Committee may act in its absolute discretion in matters related to this Plan or Options. Subject to the requirements of Section 1.01(c), the Board may from time to time increase or decrease the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise.


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         2.04 Participation. A person shall be eligible to receive grants of
Options under this Plan if, at the time of the Option's grant, he or she is an Eligible Person.

         2.05 Shares of Common Stock Subject to the Plan and Grant Limit. The shares that may be issued upon exercise of Options granted under the Plan shall be authorized and unissued shares of Common Stock or previously issued shares of Common Stock reacquired by the Company. The aggregate number of shares that may be issued upon exercise of Options granted under the Plan shall not exceed 24,000 shares of Common Stock, subject to adjustment in accordance with Article
IV. The maximum number of shares of Common Stock for which options may be granted to any one Eligible Person during any calendar year shall be 4,000, subject to adjustment in accordance with Article IV.

         2.06 Amendments. The Company's Board of Directors or the Committee may, insofar as permitted by law, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever (including, without limitation, to comply with or take advantage of the rules promulgated under Section 16 of the Exchange Act or under the Internal Revenue Code), except that the Committee may not amend Section 4.03 and except that no such amendment shall alter or impair or diminish any rights or obligations under any Option theretofore granted under the Plan without the consent of the person to whom such Option was granted. In addition, if an amendment to the Plan would increase the number of shares subject to the Plan or the maximum number of shares for which Options may be granted to each Eligible Person during any calendar year (as adjusted under Article IV), materially modify the requirements as to eligibility for participation in the Plan, extend the final date upon which Options may be granted under the Plan, or otherwise materially increase the benefits accruing to participants under the Plan in a manner not specifically contemplated herein or affect the Plan's compliance with Rule 16b-3 under the Exchange Act or applicable provisions of the Internal Revenue Code, the amendment shall be approved by the Company's shareholders to the extent required to comply with Rule 16b-3 under the Exchange Act or applicable provisions of or rules under the Internal Revenue Code.

         2.07 Term of Plan. Options may be granted under the Plan until the tenth anniversary of the effective date of the Plan, whereupon the Plan shall terminate. No Options may be granted during any suspension of this Plan or after its termination. Notwithstanding the foregoing, each Option properly granted under the Plan shall remain in effect until such Option has been exercised or terminated in accordance with its terms and the terms of the Plan.

         2.08 Restrictions. All Options granted under the Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to Options granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Option or the issuance, if any, or purchase of shares in connection therewith, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Unless the shares of stock to be issued upon exercise of an Option granted under the Plan have


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been effectively registered under the Securities Act, the Company shall be under no obligation to issue any shares of stock covered by any Option unless the person who exercises such Option, in whole or in part, shall give a written representation and undertaking to the Company satisfactory in form and scope to counsel to the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares of stock issued to him or her pursuant to such exercise of the Option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law, and that if shares of stock are issued without such registration, a legend to this effect may be endorsed upon the securities so issued, and the Company may order its transfer agent to stop transfers of such shares.

         2.09 Nonassignability. No Option granted under the Plan shall be assignable or transferable except (a) by will or by the laws of descent and distribution, or (b) subject to the final sentence of this Section 2.09, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Committee and under circumstances that would not adversely affect the interests of the Company, pursuant to a nominal transfer that does not result in a change in beneficial ownership. During the lifetime of a Participant, an Option granted to him or her shall be exercisable only by the Participant (or the Participant's permitted transferee) or his or her guardian or legal representative. Notwithstanding the foregoing, (i) no Option owned by a Participant subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3 thereunder, and (ii) Incentive Stock Options may not be assigned or transferred in violation of
Section 422(b)(5) of the Internal Revenue Code (or any comparable or successor provision) or the Treasury Regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

         2.10 Withholding Taxes. Whenever shares of stock are to be issued upon exercise of an Option granted under the Plan or subsequently transferred, the Committee shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. The Committee may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable upon exercise of an Option.

         2.11 Rights of Eligible Persons and Participants. A Participant or a permitted transferee of an Option shall have no rights as a shareholder with respect to any shares issuable or issued upon exercise of the Option until the date of the receipt by the Company of all amounts payable in connection with exercise of the Option, including the exercise price and any amounts required by the Company pursuant to Section 2.10. Status as an Eligible Person shall not be construed as a commitment that any Option will be granted under this Plan to an Eligible Person or to Eligible Persons generally. Nothing contained in this Plan (or in option agreements or confirming memoranda or in any other documents related to this Plan or to Options granted hereunder) shall confer upon any Eligible Person or Participant any right to continue in the employ of the Company or constitute any contract or agreement of employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate


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the employment of such Eligible Person or Participant, with or without cause, but nothing contained in this Plan or any document related hereto shall affect any other contractual right of any Eligible Person or Participant. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Option granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Option hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

         2.12 Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, and the Plan shall not preclude the Company from establishing any other forms of incentive compensation for employees, directors or advisors of the Company.

                                   ARTICLE III

                                  STOCK OPTIONS

         3.01 Grants of Options. Subject to the express provisions of this Plan, the Committee shall from time to time in its discretion select from the class of Eligible Persons those individuals to whom Options shall be granted, and shall determine the terms of such Options (which need not be identical) and the number of shares of Common Stock for which each may be exercised. Each Option shall be subject to the terms and conditions of the Plan and such other terms and conditions established by the Committee as are not inconsistent with the purpose and provisions of the Plan. One or more Options may be granted to any Eligible Person. Options may be Incentive Stock Options or Nonqualified Stock Options.

         3.02  Exercise Price.

                  (a) Setting the Exercise Price. The exercise price for each Option shall be determined by the Committee at the date such Option is granted at the Fair Market Value of the Common Stock subject to the Option; provided that in the case of a recipient of an Incentive Stock Option who at the time of grant owns more than 10% of the combined voting power of the Company (after application of the constructive ownership rules of Section 424(d) of the Internal Revenue Code), or any Parent or Subsidiary, the exercise price for such Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the date of grant. The Committee, with the consent of the Participant, may, subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, amend the terms of any Option to provide that the exercise price of the shares remaining subject to the Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment, or effect a reduction in exercise price by cancellation of an existing option and grant of a replacement option at an exercise price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the grant. No modification


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of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any such Option as are not inconsistent with the Plan.

                  (b) Payment of the Exercise Price. The exercise price shall be payable upon the exercise of an Option in legal tender of the United States or such other consideration as the Committee may deem acceptable, including without limitation stock of the Company delivered by or on behalf of the person exercising the Option or retained by the Company from the stock otherwise issuable upon exercise or surrender of other options previously granted to the Participant (in either case valued at fair market value as of the exercise date), provided, however, that the Committee may, in the exercise of its discretion, (i) allow exercise of an Option in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or (ii) allow the Company to loan the exercise price to the person entitled to exercise the Option, if the exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sales proceeds is dedicated to full payment of the exercise price and amounts required by the Company pursuant to Section 2.10.

         3.03 Option Period and Vesting.

                  (a) Initial Determination. Options granted hereunder shall vest and may be exercised as determined by the Committee, except that no Option may vest and become exercisable at any time prior to one year from the date the Option is granted (other than pursuant to Section 3.03(b) or Section 4.02, and except that exercise of Options after termination of the Participant's employment shall be subject to Section 3.07. Each Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee, but not later than ten years after the date the Option is granted, or five years after the date of grant in the case of a recipient of an Incentive Stock Option who at the time of grant owns more than 10% of the combined voting power of the Company (after application of the constructive ownership rules of Section 424(d) of the Internal Revenue Code), or any Parent or Subsidiary, and shall be subject to earlier termination as herein provided.

                  (b) Acceleration and Extension. The Committee may in its discretion at any time and from time to time after the grant of an Option with the consent of the Participant accelerate or extend the vesting or exercise period of the Option in whole or part.

         3.04 Exercise of Options. Except as otherwise provided herein, an Option may become exercisable, in whole or in part, on the date or dates specified by the Committee and thereafter shall remain exercisable until the expiration or earlier termination of the Option. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 10 shares of stock (or such other amount as is set forth in the applicable option agreement or confirming memorandum) may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option. An Option shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the Participant, together with payment of the exercise price made in accordance with Section 3.02 and any amounts required under
Section 2.10. Notwithstanding any other provision of this Plan, the Committee may impose, by

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rule or in option agreements or confirming memoranda, such conditions upon the exercise of Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 10b-5 or Rule 16b-3 (or any successor rule) under the Exchange Act and any applicable section of or rule under the Internal Revenue Code.

         3.05 Limitation on Exercise of Incentive Stock Options. The aggregate fair market value (determined as of the respective date or dates of grant) of the stock for which one or more Options granted to any recipient under the Plan (or any other option plan of the Company or any of its subsidiaries or affiliates) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year shall not exceed $100,000. Any Options granted as Incentive Stock Options pursuant to the Plan in excess of such limitation shall be treated as Nonqualified Stock Options.

         3.06 Option Agreements. Each Option granted under the Plan shall be evidenced by an option agreement duly executed on behalf of the Company and by the Participant or, in the Committee's discretion, a confirming memorandum issued by the Company to the Participant, stating the number of shares of Common Stock issuable upon exercise of the Option, the exercise price, the time or times during which the Option is exercisable and the time or times at which the Option vests and becomes exercisable. Such option agreements or confirming memoranda may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan, a copy of which shall be provided to each Option recipient and incorporated by reference into each option agreement or confirming memorandum. Any option agreement or confirming memorandum may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

         3.07 Termination of Employment.

                  (a) Termination for Cause. Except as otherwise provided in a written agreement between the Company and a Participant, which may be entered into at any time before or after termination, in the event of a Just Cause Dismissal of the Participant, all of the Participant's unexercised Options, whether or not vested, shall expire and become unexercisable as of the date of such Just Cause Dismissal.

                  (b) Termination other than Just Cause Dismissal. Subject to subsection (a) above and subsection (c) below, and except as otherwise provided in a written agreement between the Company and the Participant or a confirming memorandum issued by the Company to the Participant with the Participant's consent, which may be entered into or delivered at any time before or after termination, in the event of a Participant's termination of employment for:

                           (i) any reason other than Just Cause Dismissal, death or Permanent Disability, the Participant's unexercised Options, whether or not vested, shall expire and become unexercisable as of the earlier of (A) the date such Options would expire in accordance with their terms if the Participant remained employed or (B) three months after the date of termination, in the case of Incentive Stock Options, or six months after the date of termination, in the case of Nonqualified Stock Options.

                           (ii) death or Permanent Disability, the Participant's unexercised Options, whether or not vested, shall expire and become unexercisable as of the earlier of (A) the date such Options would expire in accordance with their terms if the Participant remained employed or (B) 12 months after the date of termination.


                  (c) Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary in Sections 3.07(a) or (b), the Committee may in its discretion pursuant to Section 3.03(b) designate shorter or longer periods to exercise Options following a Participant's termination of employment. Options shall be exercisable by a Participant (or his or her successor in interest) following such Participant's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination unless the vesting period is extended beyond the termination date pursuant to Section 3.03(b).

         3.08 Unused Option Shares. In the event that any outstanding Option under the Plan expires by reason of lapse of time or is otherwise terminated without exercise for any reason, then the shares of stock subject to any such Option that have not been issued upon exercise of the Option shall again become available in the pool of shares of stock for which Options may be granted under the Plan.

                                   ARTICLE IV

                             CORPORATE TRANSACTIONS

         4.01 Anti-dilution Adjustments. The number of shares of Common Stock available for issuance upon exercise of Options granted under the Plan, the maximum number of shares for which Options granted under the Plan may be exercised by any individual, the number of shares for which each Option (issued and unissued) can be exercised and the exercise price per share of Options (issued and unissued) shall be appropriately and proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of consideration by the Company. No fractional interests will be issued under the Plan resulting from any such adjustments. The preceding sentence shall not result in an adjustment to the terms of an Incentive Stock Option unless such adjustment either (a) would not cause the Option to lose its status as an Incentive Stock Option or (b) is agreed to in writing by the Committee and the Participant.

         4.02 Mergers; Changes in Control. Subject to the other provisions of this Section 4.02, if the Company shall consummate any reorganization or merger or consolidation, each outstanding Option shall be exercisable for the securities and/or other consideration that a holder of the same number of shares of Common Stock as are subject to that Option would have been entitled to receive in such reorganization or merger or consolidation, and appropriate adjustments shall be made to the exercise price thereof. Immediately prior to the effective time of any Change in Control (as defined below), any Options specified at any time by the Committee or the Board in its discretion shall vest and become exercisable, and all conditions to exercise thereof shall be deemed to have been met. In the case of a Change in Control described in item (c) or (d) below, (x) all outstanding Options not accelerated by the Committee or Board pursuant to the second sentence of this Section 4.02 shall automatically vest and become exercisable immediately prior to the effective time of the Change in Control, if and to the extent that such Options are not, in connection with the Change in Control, to be cashed-out at full value, continued by the Company as the surviving corporation in a reorganization or merger or consolidation, assumed by the successor corporation or parent thereof, or replaced with comparable options to purchase shares of the capital stock of the successor corporation or its parent or other compensation programs conferring comparable benefits; and (y) the determination of such full value or comparability shall be made by the Committee and its determination shall be final, binding and conclusive. Options not exercised prior to a Change in Control shall continue in effect, subject to the first sentence of this Section 4.02 and to cash-out, assumption or replacement as described in the preceding sentence. For purposes hereof, a "Change in Control" means the following and shall be deemed to occur if any of the following events occur:

                  (a) Except as provided by subparagraph (c) hereof, the acquisition (other than from the Company) by any person, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of Common Stock or other voting securities of the Company such that such person, entity or group owns 40% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

                  (b) Individuals who, as of the effective date of the Plan, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any person becoming a director subsequent to the effective date hereof whose election, or nomination for election by the Company's shareholders, is or was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or


                  (c) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a reorganization or merger or consolidation with any other person, entity or corporation, other than:

                           (i) a reorganization or merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a reorganization or merger or consolidation that is preceded or accomplished by an acquisition or series of related acquisitions by any person, entity, or group, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization or merger or consolidation (or series of related transactions involving such a reorganization or merger or consolidation), or

                           (ii) a reorganization or merger or consolidation effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or


                  (d) Approval by the shareholders of the Company of a plan of complete liquidation of the Company.

         Notwithstanding the preceding provisions of this Section 4.02, a Change in Control shall not be deemed to have occurred (l) if the "person" described in the preceding provisions is an underwriter or underwriting syndicate that has acquired the ownership of the Company's voting securities solely in connection with a public offering of the Company's securities or (2) if the "person" described in the preceding provisions is an employee stock ownership plan or other employee benefit plan maintained by the Company that is qualified under the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         4.03 Determination by the Committee. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all of any part of its business or assets.